UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place
Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VABK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders on July 24, 2025 (the “Meeting”). At the Meeting, the Company’s shareholders (1) elected each of the 10 persons listed below under Proposal 1 by plurality to serve until the Company’s 2026 annual meeting of shareholders; (2) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement related to the Meeting; (3) approved, on an advisory basis, the Company's frequency of the advisory vote on executive compensation every one year; (4) approved an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 150,000 shares, and (5) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025.

The Company's Inspectors of Election for the Meeting reported the following results of the votes by the Company’s shareholders:

Proposal 1. Election of 10 directors to serve until the 2026 annual meeting of shareholders

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John B. Adams, Jr.	3,347,070.98	93,554.00	816,923.00
Kevin T. Carter	3,406,236.98	34,388.00	816,923.00
Hunter E. Craig	3,375,817.98	64,807.00	816,923.00
William D. Dittmar, Jr.	2,522,217.98	918,407.00	816,923.00
Randolph D. Frostick	3,337,821.98	102,803.00	816,923.00
Linda M. Houston	3,302,928.89	137,696.08	816,923.00
Jay B. Keyser	3,396,267.89	44,357.08	816,923.00
Glenn W. Rust	2,901,270.48	539,354.50	816,923.00
Sterling T. Strange, III	3,405,557.89	35,067.08	816,923.00
Gregory L. Wells	3,367,405.98	73,219.00	816,923.00

Proposal 2. Advisory (non-binding) vote to approve the Company's executive compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
3,143,515.98	176,185.00	120,924.00	816,923.00

Proposal 3. Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company's executive compensation

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
3,237,698.48	33,717.00	86,686.50	82,523.00	816,923.00

Proposal 4. Approval of an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 150,000 shares

Votes For	Votes Against	Abstain	Broker Non-Votes
3,124,732.85	292,486.76	23,405.37	816,923.00

Proposal 5. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for 2025

Votes For	Votes Against	Abstain	Broker Non-Votes
4,241,654.89	11,738.08	4,155.00	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Date:	July 25, 2025	By:	/s/ Tara Y. Harrison
Executive Vice President and Chief Financial Officer